                                                                    EXHIBIT 10.3

                          AMENDMENT NO. 3 AND WAIVER
                          --------------------------
                                      TO
                                      --
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

          This Amendment No. 3 AND WAIVER to AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 6, 2000 (this "Amendment"), by and among
                                              ---------
WORKFLOW MANAGEMENT, INC. ("Workflow"), DATA BUSINESS FORMS LIMITED ("DBF" and,
                                                                      ---
together with Workflow, the "Borrowers"), FLEET NATIONAL BANK ("FNB"), the other
                             ---------                          ---
lending institutions party thereto (together with FNB, the "Lenders") and FNB as
                                                            -------
administrative agent for the Lenders (the "Agent"), amends certain provisions of
                                           -----
the Amended and Restated Credit Agreement, dated as of March 10, 2000, among the Borrowers, the Lenders, the Agent and the other parties thereto (as amended and in effect from time to time, the "Credit Agreement"). Capitalized terms used
                                  ------ ---------
herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

          WHEREAS, the Borrowers, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

          NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          (S)1.    Waiver Regarding Existing Subordinated Indebtedness.
                   ---------------------------------------------------
Section 8.13(i) of the Credit Agreement, among other matters, prohibits Workflow and its Subsidiaries from making any payments in respect of the Existing Subordinated Indebtedness other than interest payments in respect of the Existing Subordinated Indebtedness made in compliance with the conditions set forth in such Section 8.13(i). Workflow has informed the Lenders and the Agent that it wishes to prepay the Existing Subordinated Indebtedness in its entirety and has, accordingly, requested the Lenders and the Agent to waive Section 8.13(i) of the Credit Agreement to the extent necessary to permit such prepayment. Subject to the terms and conditions set forth in this Amendment, the Agent and the Lenders party hereto hereby waive Section 8.13(i) to the limited extent necessary to permit the prepayment of the Existing Subordinated Indebtedness in full, provided, (a) no Default or Event of Default exists or
                      --------
would result from such prepayment other than any Default or Event of Default that would have resulted from the applicability of Section 8.13(i) of the Credit Agreement to the extent not waived pursuant to this Amendment, (b) such prepayment occurs on or before January 31, 2001 and (c) the restrictions in
Section 8.13(i) of the Credit Agreement relating to any payments, prepayments, redemptions or acquisition for value with respect to Subordinated Indebtedness other than Existing Subordinated Indebtedness remain fully in effect.
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                                       2


          (S)2.     Amendment to Section 8.07(a) of the Credit Agreement.
                    ----------------------------------------------------
Section 8.07(a) is hereby amended by deleting the text following subclause "(z)" and inserting in its place the following:

                    "so long as no Default or Event of Default exists at the time of such repurchase or would result therefrom, Workflow may (i) repurchase its common stock and/or (ii) loan funds to management employees of Workflow pursuant to promissory notes collaterally assigned to the Agent for the benefit of the Banks solely for the purpose of financing the purchase by such management employees of Workflow common stock, provided, that (x) the aggregate amount of such
                                 --------
          loans made prior to the Effective Date does not exceed $1,980,000, (y) the aggregate amount expended by Workflow for such repurchases and loans made on or subsequent to the Effective Date shall not exceed $5,000,000."

          (S)3.     Affirmation and Acknowledgment.  Each Borrower hereby
                    ------------------------------
ratifies and confirms all of its Obligations to the Lenders, the Collateral Agent, the Canadian Co-Agent and the Agent, including, without limitation, the Loans and the Letter of Credit Outstandings, and each Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans made to it and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by each Borrower as security for the Obligations.

          (S)4.     Representations and Warranties.  Each Borrower hereby
                    ------------------------------
represents and warrants to the Lenders, the Collateral Agent, the Canadian Co-Agent and the Agent as follows:

          (a) The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby are within the corporate authority of such Borrower, have been duly authorized by all necessary corporate proceedings on behalf of such Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which such Borrower is subject or any of such Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.

          (b) Each of this Amendment and the Credit Agreement as amended hereby constitutes legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

          (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each Borrower of this Amendment or the Credit Agreement as amended hereby.

          (d) The representations and warranties contained in (S)6 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Credit Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

          (e) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, before and after giving effect to the provisions hereof, there exists no Event of Default or Default.

          (S)5.     Effectiveness.  This Amendment shall become effective upon
                    -------------
the satisfaction of the following conditions precedent:

                    (S)5.1.   Loan Documents.  Each of this Amendment and all
                              --------------
          related documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Agent.

                    (S)5.2.   Corporate Action.  All corporate action necessary
                              ----------------
          for the valid execution, delivery and performance by each Borrower of this Amendment and each of the related documents to which it is or is to become a party, shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

                    (S)5.3.   Proceedings and Documents.  All proceedings in
                              -------------------------
          connection with the transactions contemplated by this Amendment and all other documents incident hereto shall be reasonably satisfactory in substance and in form to the Required Lenders and to the Agent.

                    (S)5.4.   Amendment Fee.  Workflow shall have paid the
                              -------------
          Amendment Fee to the Agent for the pro rata account of the "Approving
                                             --- ----
          Lenders" (as defined in (S)6 of this Amendment) in accordance with
          (S)6 hereof.

          (S)6.     Amendment Fee.  On the effective date of this Amendment
                    -------------
Workflow shall pay to the Agent for the pro rata account of the "Approving
                                        --- ----
Lenders" (as defined herein) an amendment fee (the "Amendment Fee") in an amount equal to 0.05% of the aggregate Dollar Term Loans and Revolving Commitments of the Approving Lenders. The "Approving Lenders" shall be all of the Lenders who have executed and delivered this Amendment on or before 5:00 PM on December 6, 2000, provided that no Lender shall be an "Approving Lender" unless this
      --------
Amendment becomes effective.

          (S)7.     Miscellaneous Provisions.
                    ------------------------

          (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

          (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

          (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

          (d) Each Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including legal fees).

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                             WORKFLOW MANAGEMENT,
                                             INC.



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             DATA BUSINESS FORMS
                                             LIMITED



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             FLEET NATIONAL BANK
                                             Individually and as Agent



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                             BANK ONE, N.A.



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             COMERICA BANK



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                             BANK OF AMERICA


                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             UNION BANK OF CALIFORNIA,
                                             N.A.


                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             NATIONAL CITY BANK



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             LASALLE BANK NATIONAL
                                             ASSOCIATION



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             CHEVY CHASE BANK, F.S.B.



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             TORONTO-DOMINION BANK



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                             NATIONAL BANK OF CANADA



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title:



                                             BANK OF MONTREAL



                                             By
                                               ---------------------------------
                                                  Name:
                                                  Title: